Dated this 29th August 1998








                                      Deed


                                     between


                              RICHARD JOHN PIROUET


                                       and


                          CLIVE AUBREY CHARLES CHAPLIN


                                       and


                              RONALD WILLIAM GREEN


                                       and


                             VICTOR ALOYSIUS HEBERT

          THIS DEED is made the 29th day of August 1998


          BETWEEN


1. RICHARD JOHN PIROUET of Le Gallais Chambers, 54 Bath Street, St Helier, Jersey, CLIVE AUBREY CHARLES CHAPLIN of Pirouet House, Union Street, St Helier, Jersey and RONALD WILLIAM GREEN of Minden House, 6 Minden Place, St Helier, Jersey (the "Trustees"); and


2. VICTOR ALOYSIUS HEBERT of 333 Bush Street, San Francisco, California 94104-2878, USA (the "Additional Trustee").


SUPPLEMENTAL TO:

1. A settlement of trust dated 6 February 1990 and made between Berkeley Govett & Company Limited and John Gerald Patrick Wheeler and Ian Walter Stanley Strang and known as the Berkeley Govett & Company Limited 1990 Employee Share Option Trust (the "Settlement").


2. A Deed dated 14 April 1992 made by John Gerald Patrick Wheeler and Ian Walter Stanley Strang resolving to change the name of the Settlement to THE GOVETT & COMPANY EMPLOYEE SHARE OPTION TRUST.


3. An Instrument dated 18 March 1994 between John Gerald Patrick Wheeler, Ian Walter Stanley Strang and Richard John Pirouet whereby John Gerald Patrick Wheeler retired as Trustee and Richard John Pirouet was appointed as a new Trustee.


4. An Instrument dated 27 September 1994 between Ian Walter Stanely Strang, Richard John Pirouet and Clive Aubrey Charles Chaplin whereby Clive Aubrey Charles Chaplin was appointed as a new Trustee.

5. An Instrument dated 3 March 1995 between Ian Walter Stanley Strang, Richard John Pirouet and Clive Aubrey Charles Chaplin whereby Ian Walter Stanley Strang retired as a trustee.


6. A Deed dated 29 December 1995 made by Richard John Pirouet and Clive Aubrey Charles Chaplin resolving to change the name of the Settlement to THE LONDON PACIFIC GROUP 1990 EMPLOYEE SHARE OPTION TRUST.


7. A Deed dated 22 August 1996 made by Richard John Pirouet, Clive Aubrey Charles Chaplin and Ronald William Green whereby Ronald William Green was appointed an Additional Trustee.


WHEREAS:

A.   The Trustees are the present trustees of the Settlement.


B. By clause 6 of the Settlement the Trustees have power to appoint one or more other persons to be additional trustees thereof.


C. The Trustees are desirous of appointing the Additional Trustee to be a Trustee of the Settlement and the Additional Trustee has consented to such appointment.


D. It is intended that the assets subject to the trusts of the Settlement shall forthwith be transferred to or under the control of the Trustees and the Additional Trustee.


E. Where the context permits words and expressions used herein shall bear the same meaning as in the Settlement.


NOW THIS DEED WITNESSETH as follows:

1. IN exercise of the power conferred upon them by clause 6 of the Settlement the Trustees hereby appoint the Additional Trustee to be a trustee of the Settlement.


2.   THE Additional Trustee hereby accepts such appointment.

3. THIS deed shall be governed by and construed in accordance with the laws of The Island of Jersey and the parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the said Island of Jersey.


IN WITNESS whereof these presents have been executed by the parties hereto the day and year first above written.





              SIGNED by the said
              RICHARD JOHN PIROUET
              /s/ R. Pirouet

              in the presence of:-






              SIGNED  by the said
              CLIVE AUBREY CHARLES CHAPLIN
              /s/ C. Chaplin

              in the presence of:-






              SIGNED  by the said
              RONALD WILLIAM GREEN
              /s/ R. Green

              in the presence of:-





              SIGNED  by the said
              VICTOR ALOYSIUS HEBERT
              /s/ V. Hebert

              in the presence of:-